Exhibit 99.1

          Clayton Williams Energy Announces 2004 Third Quarter Results

     MIDLAND, Texas--(BUSINESS WIRE)--Nov. 3, 2004--Clayton Williams Energy, Inc. (NASDAQ:CWEI) reported a net loss for the third quarter of 2004 of $9.2 million, or $.85 per share, as compared to net income of $7.6 million, or $.79 per share, for the third quarter of 2003. Cash flow from operations was $32.5 million compared to $29.2 million during the same period in 2003.
     For the nine months ended September 30, 2004, the Company reported a net loss of $1.5 million, or $.16 per share, compared to net income of $30.2 million, or $3.19 per share for the nine months ended September 30, 2003. Cash flow from operations during the first nine months of 2004 was $83.2 million compared to $98.8 million for the same period in 2003.
     The Company's operating results for the third quarter of 2004 were negatively impacted by a $24.6 million pre-tax loss related to the change in fair value of derivatives, including a $17.3 million non-cash provision based on changes in mark-to-market valuations from June 30, 2004 to September 30, 2004. Since the Company does not presently designate its derivatives as cash flow hedges under applicable accounting standards, the Company recognizes the full effect of changing prices on mark-to-market valuations as a charge or credit to the current quarter's results of operations.
     Oil and gas sales for the third quarter of 2004 increased 38% to $52.5 million as compared to $38 million in the 2003 quarter due primarily to higher product prices. Average realized oil prices in the third quarter of 2004 increased 52% from $27.53 to $41.71 per Bbl, while gas prices increased 21% from $4.41 to $5.32 per Mcf. The 2003 prices include realized losses on hedging transactions totaling $3.1 million. Realized losses of $7.2 million on hedging transactions for the 2004 period are included in other income/expense since the hedges were not designated as cash flow hedges under applicable accounting standards.
     Oil production increased 61% to 624,000 barrels, or 6,783 barrels per day, from 388,000 barrels, or 4,217 barrels per day, primarily as a result of the acquisition of Southwest Royalties, Inc. in May 2004. Gas production, on the other hand, declined 22% to 4.5 Bcf, or 49,250 Mcf per day, from 5.8 Bcf, or 63,293 Mcf per day in 2003. Most of the decline in gas production stems from the Cotton Valley area and south Louisiana, offset in part by additional production from the Southwest Royalties acquisition. As previously reported, production from several of the Company's wells in south Louisiana was suspended due to structural damage caused by Hurricane Ivan in mid-September.
     Higher exploration costs also contributed to the net loss for the third quarter of 2004. Exploration costs related to abandonments and impairments were $11.2 million during the 2004 quarter as compared to $4 million during the 2003 quarter. Included in the current period was $6.5 million related to the abandonment of the Mervine Jankower #1 (Helen Gayle) in south Louisiana.
     The Company will host a conference to discuss these results and other forward-looking items today at 2:00 pm CT (3:00 pm ET). To access the Internet webcast, please go to the Company's website at www.claytonwilliams.com and click on "Live Webcast." Following the live webcast, the call will be archived for a period of 90 days on the Company's website.
     Clayton Williams Energy, Inc. is an independent energy company located in Midland, Texas.

     Except for historical information, statements made in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management's assumptions and the Company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to, production variance from expectations, volatility or oil and gas prices, the need to develop and replace reserves, the substantial capital expenditures required to fund operations, exploration risks, uncertainties about estimates of reserves, competition, government regulation, costs and results of drilling new projects, and mechanical and other inherent risks associated with oil and gas production. These risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.


                    CLAYTON WILLIAMS ENERGY, INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Unaudited)
                   (In thousands, except per share)


                                Three Months Ended  Nine Months Ended
                                  September 30,       September 30,
                                 -----------------  ------------------
                                    2004     2003      2004      2003
                                 --------  -------  --------  --------
REVENUES
 Oil and gas sales              $ 52,517  $38,039  $129,968  $129,785
 Natural gas services              2,074    2,202     6,973     6,504
 Gain (loss) on sales of
  property and equipment             (68)     (12)       (2)      201
                                 --------  -------  --------  --------
        Total revenues            54,523   40,229   136,939   136,490
                                 --------  -------  --------  --------

COSTS AND EXPENSES
 Production                       12,372    7,227    27,502    21,477
 Exploration:
        Abandonments and
         impairments              11,197    3,953    29,296    17,347
        Seismic and other          1,350    1,481     5,087     5,445
 Natural gas services              1,882    2,075     6,529     6,064
 Depreciation, depletion and
  amortization                    11,583   10,055    29,354    31,279
 Impairment of property and
  equipment                            -      170         -       170
 Accretion of abandonment
  obligations                        413      171       853       477
 General and administrative        2,493    2,039     8,080     6,969
                                 --------  -------  --------  --------
        Total costs and expenses  41,290   27,171   106,701    89,228
                                 --------  -------  --------  --------
        Operating income          13,233   13,058    30,238    47,262
                                 --------  -------  --------  --------

OTHER INCOME (EXPENSE)
 Interest expense                 (2,806)    (697)   (4,715)   (2,550)
 Change in fair value of
  derivatives                    (24,580)     412   (27,982)    1,154
 Other                               764   (1,239)      727    (1,356)
                                 --------  -------  --------  --------
        Total other income
         (expense)               (26,622)  (1,524)  (31,970)   (2,752)
                                 --------  -------  --------  --------

Income (loss) before income
 taxes                           (13,389)  11,534    (1,732)   44,510

Income tax expense (benefit)      (4,201)   3,980      (226)   14,524
                                 --------  -------  --------  --------
Income (loss) before
 extraordinary items              (9,188)   7,554    (1,506)   29,986

Cumulative effect of accounting
 change, net of tax                    -        -         -       207
                                 --------  -------  --------  --------
NET INCOME (LOSS)               $ (9,188) $ 7,554  $ (1,506) $ 30,193
                                 ========  =======  ========  ========

Net income (loss) per common
 share:
Basic:
 Income (loss) before
  extraordinary items           $  (0.85) $  0.81  $  (0.16) $   3.22
                                 ========  =======  ========  ========
 Net income (loss)              $  (0.85) $  0.81  $  (0.16) $   3.24
                                 ========  =======  ========  ========

Diluted:
 Income (loss) before
  extraordinary items           $  (0.85) $  0.79  $  (0.16) $   3.17
                                 ========  =======  ========  ========
 Net income (loss)              $  (0.85) $  0.79  $  (0.16) $   3.19
                                 ========  =======  ========  ========

Weighted average common shares
 outstanding:
 Basic                            10,769    9,330     9,560     9,318
                                 ========  =======  ========  ========
 Diluted                          10,769    9,565     9,560     9,463
                                 ========  =======  ========  ========

Total comprehensive income
 (loss)                         $ (9,188) $14,105  $ (1,506) $ 36,744
                                 ========  =======  ========  ========


                    CLAYTON WILLIAMS ENERGY, INC.
                     CONSOLIDATED BALANCE SHEETS
                             (Unaudited)
                            (In thousands)


                     ASSETS
                                          September 30,  December 31,
                                              2004           2003
                                           ------------   ------------
CURRENT ASSETS
 Cash and cash equivalents                $     15,359   $     15,454
 Accounts receivable:
      Oil and gas sales, net                    20,225         16,725
      Joint interest and other, net              3,568          2,972
      Affiliates                                 1,324            453
 Inventory                                       6,822            787
 Deferred income taxes                             485          1,241
 Prepaids and other                              2,512          1,518
                                           ------------   ------------
                                                50,295         39,150
                                           ------------   ------------
PROPERTY AND EQUIPMENT
 Oil and gas properties, successful
  efforts method                               963,523        656,531
 Natural gas gathering and processing
  systems                                       17,374         16,829
 Other                                          13,505         12,300
                                           ------------   ------------
                                               994,402        685,660
 Less accumulated depreciation, depletion
  and amortization                            (531,226)      (504,101)
                                           ------------   ------------
      Property and equipment, net              463,176        181,559
                                           ------------   ------------

OTHER ASSETS                                     7,639          3,724
                                           ------------   ------------

                                          $    521,110   $    224,433
                                           ============   ============

     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable:
      Trade                               $     36,155   $     33,523
      Oil and gas sales                         10,740         10,086
      Affiliates                                 1,938          1,254
 Current maturities of long-term debt            5,196          2,453
 Fair value of derivatives                      23,935          2,233
 Accrued liabilities and other                   3,356          2,720
                                           ------------   ------------
                                                81,320         52,269
                                           ------------   ------------
NON-CURRENT LIABILITIES
 Long-term debt                                217,696         53,295
 Deferred income taxes                          43,157          8,504
 Fair value of derivatives                      29,239              -
 Other                                          19,799          9,584
                                           ------------   ------------
                                               309,891         71,383
                                           ------------   ------------
STOCKHOLDERS' EQUITY:
 Preferred stock, par value $.10 per share           -              -
 Common stock, par value $.10 per share          1,078            937
 Additional paid-in capital                    104,455         73,972
 Retained earnings                              24,366         25,872
                                           ------------   ------------
                                               129,899        100,781
                                           ------------   ------------

                                          $    521,110   $    224,433
                                           ============   ============


                    CLAYTON WILLIAMS ENERGY, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Unaudited)
                            (In thousands)


                            Three Months Ended     Nine Months Ended
                               September 30,         September 30,
                             -------------------  --------------------
                              2004       2003       2004       2003
                             --------   --------  ---------   --------
CASH FLOWS FROM OPERATING
 ACTIVITIES
 Net income (loss)          $ (9,188)  $  7,554  $  (1,506)  $ 30,193
 Adjustments to reconcile
  net income (loss) to cash
  provided by operating
  activities:
      Depreciation, depletion
       and amortization       11,583     10,055     29,354     31,279
      Impairment of property
       and equipment               -        170          -        170
      Exploration costs       11,197      3,953     29,296     17,347
      (Gain) loss on sales
       of property and
       equipment                  68         12          2       (201)
      Deferred income taxes   (4,201)     3,445       (226)    13,989
      Non-cash employee
       compensation              116        160        272        738
      Change in fair value
       of derivatives         20,575       (756)    22,273       (981)
      Accretion of
       abandonment
       obligations               413        171        853        477
      Cumulative effect of
       accounting change,
       net of tax                  -          -          -       (207)

Changes in operating
 working capital, net of
 the effects of a business
 acquisition in 2004:
      Accounts receivable      1,176      3,668      6,243       (857)
      Accounts payable           791     (4,354)       536      5,651
      Other                      (31)     5,088     (3,938)     1,247
                             --------   --------  ---------   --------
  Net cash provided by
   operating activities       32,499     29,166     83,159     98,845
                             --------   --------  ---------   --------

CASH FLOWS FROM INVESTING
 ACTIVITIES
    Additions to property
     and equipment           (27,494)   (13,694)   (93,593)   (49,931)
    Investment in SWR           (363)         -   (168,204)         -
    Proceeds from sales of
     property and equipment        4        (13)       441        236
    Other                        251        (95)       354       (407)
                             --------   --------  ---------   --------
  Net cash used in
   investing activities      (27,602)   (13,802)  (261,002)   (50,102)
                             --------   --------  ---------   --------

CASH FLOWS FROM FINANCING
 ACTIVITIES
    Proceeds from long-term
     debt                      5,138          -    191,800          -
    Repayments of long-term
     debt                    (10,258)   (20,515)   (35,258)   (43,956)
    Proceeds from sale of
     common stock                  5        139     30,008        243
    Payment of debt issue
     costs                         -          -     (4,156)         -
    Derivative settlements    (3,385)         -     (4,646)         -
                             --------   --------  ---------   --------
  Net cash provided by
   (used in) financing
   activities                 (8,500)   (20,376)   177,748    (43,713)
                             --------   --------  ---------   --------

NET INCREASE (DECREASE) IN
 CASH AND CASH EQUIVALENTS    (3,603)    (5,012)       (95)     5,030

CASH AND CASH EQUIVALENTS
    Beginning of period       18,962     15,718     15,454      5,676
                             --------   --------  ---------   --------
    End of period           $ 15,359   $ 10,706  $  15,359   $ 10,706
                             ========   ========  =========   ========


                     CLAYTON WILLIAMS ENERGY, INC.
                   SUMMARY PRODUCTION AND PRICE DATA
                              (Unaudited)


                              Three Months Ended   Nine Months Ended
                                September 30,       September 30,
                              -------------------  -------------------
                               2004        2003     2004        2003
                              -------     -------  -------     -------

 Average Daily Production:
  Natural Gas (Mcf):
   Austin Chalk (Trend)        3,021       3,294    3,266       3,726
   Cotton Valley Reef
    Complex                   21,579      38,152   24,321      46,081
   Louisiana                   8,745      17,516    9,790      18,415
   New Mexico / West Texas     1,504       1,877    1,760       1,778
   SWR                        13,152           -    6,245           -
   Other                       1,249       2,454    1,381       2,326
                              -------     -------  -------     -------
    Total                     49,250      63,293   46,763      72,326
                              =======     =======  =======     =======

  Oil (Bbls):
   Austin Chalk (Trend)        2,104       2,825    2,244       2,821
   Louisiana                   1,295         541      911         598
   New Mexico / West Texas       673         726      829         720
   SWR                         2,656           -    1,301           -
   Other                          55         125       58          84
                              -------     -------  -------     -------
    Total                      6,783       4,217    5,343       4,223
                              =======     =======  =======     =======

  Natural gas liquids (Bbls):
   Austin Chalk (Trend)          301         437      270         283
   New Mexico / West Texas       321         247      197         183
   Other                         215         207      194         168
                              -------     -------  -------     -------
    Total                        837         891      661         634
                              =======     =======  =======     =======

 Total Production:
  Natural Gas (MMcf)           4,531       5,823   12,813      19,745
  Oil (MBbls)                    624         388    1,464       1,153
  Natural gas liquids (MBbls)     77          82      181         173
                              -------     -------  -------     -------
  Gas  Equivalents (MMcfe)     8,737       8,643   22,683      27,701


 Average Realized Prices:
  Gas ($/Mcf):
   Before hedging            $  5.32     $  4.84  $  5.39     $  5.52
   Hedging gain (loss)             - (a)   (0.43)       - (a)   (0.76)
                              -------     -------  -------     -------
    Combined                 $  5.32     $  4.41  $  5.39     $  4.76
                              =======     =======  =======     =======

  Oil ($/Bbl):
   Before hedging            $ 41.71     $ 28.95  $ 38.25     $ 29.93
   Hedging gain (loss)             - (a)   (1.42)       - (a)   (2.45)
                              -------     -------  -------     -------
    Combined                 $ 41.71     $ 27.53  $ 38.25     $ 27.48
                              =======     =======  =======     =======

  Natural gas liquids
   ($/Bbl)                   $ 28.79     $ 19.96  $ 25.93     $ 21.05
                              =======     =======  =======     =======


                    CLAYTON WILLIAMS ENERGY, INC.
             Notes to tables and supplemental information

(a) The Company did not designate any of its 2004 derivatives as cash flow hedges under Statement of Financial Accounting Standards No. 133, as amended. All changes in the fair value of these contracts prior to maturity, plus any realized gains or losses at maturity, are recorded as other income (expense) in the Company's statements of operations and are excluded from the computation of average realized prices from oil and gas sales. Actual losses on settled contracts totaled $7.2 million in the third quarter of 2004.

    Certain reclassifications in 2003 have been made to conform to current period presentations.


     CONTACT: Clayton Williams Energy, Inc., Midland
              Patti Hollums, 432-688-3419
              cwei@claytonwilliams.com
              or
              Mel G. Riggs, 432-688-3431
              www.claytonwilliams.com